UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    January 17, 2013

HIGHBRIDGE COMMODITIES FUTURESACCESS LLC
(Exact name of registrant as specified in its charter)

Delaware	0-54573	45-2608276
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Merrill Lynch Alternative Investments LLC
4 World Financial Center
250 Vesey Street, 11th Floor
New York, NY 10080
(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code: (212) 449-3517

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Background

Merrill Lynch Alternative Investments LLC is the sponsor and manager (the “Sponsor”) of Highbridge Commodities FuturesAccess LLC (the “Registrant” or the “Fund”).  The Registrant has been investing substantially all of its assets through Highbridge Commodities FuturesAccess Master Fund Ltd. (the “Master Fund”).   BA Highbridge Commodities Fund LLC (“BA Highbridge”) and Highbridge Commodities FuturesAccess Ltd. (the “Offshore Fund”) have also been investing substantially all their respective assets through the Master Fund.  The Sponsor is also the sponsor of the Master Fund, BA Highbridge and the Offshore Fund.

Effective as of December 31, 2012, BA Highbridge, the Offshore Fund, the Master Fund and the Fund were restructured and the Fund became a direct trading fund (the “Restructuring”).

In connection with the Restructuring, the Advisory Agreement (as defined below) pertaining to the Registrant’s trading activities has been assigned and amended as outlined in Item 1.01 below.

Item 1.01    Entry into a Material Definitive Agreement.

 (a) (1) The Master Fund, the Sponsor and Highbridge Capital Management, LLC (the “Trading Advisor”) are parties to an Amended and Restated Advisory Agreement dated as of October 31, 2011 as amended by that certain Amendment dated March 30, 2012 (collectively, the “Advisory Agreement”).  Pursuant to the Advisory Agreement, the Trading Advisor has provided investment advisory services to the Master Fund, and directed the trading activities of the Master Fund.

The Master Fund, the Registrant, the Sponsor and the Trading Advisor entered into an Assignment and Assumption Agreement on January 17, 2013, and made effective as of December 31, 2012 (the “Assignment Agreement”).  The Assignment Agreement is being filed as an exhibit.

The Registrant, the Sponsor and the Trading Advisor entered into a Second Amendment to Amended and Restated Advisory Agreement on January 17, 2013, and made effective as of January 1, 2013 (the “Advisory Agreement Amendment”).  The Advisory Agreement Amendment is being filed as an exhibit.

(2)   Assignment Agreement.

Under the Assignment Agreement the Master Fund assigned all of its rights and obligations under the Advisory Agreement to the Registrant.  The Assignment Agreement also provides that the high water mark of the Master Fund will transfer to the Registrant as of December 31, 2012 for purposes of the Advisory Agreement Amendment.

Advisory Agreement Amendment.

The Advisory Agreement Amendment modifies the Advisory Agreement to reflect the Trading Advisor’s trading on behalf of the Fund directly rather than through the Master Fund.  It also amends the existing incentive fees provisions to provide that the Incentive Fee will be calculated at the Fund level rather than the Master Fund level.

Item 9.01.   Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.                      Description

10.01
Assignment and Assumption Agreement among Highbridge Commodities FuturesAccess Master Fund Ltd., Highbridge Commodities FuturesAccess LLC, Merrill Lynch Alternative Investments LLC and Highbridge Capital Management LLC.

10.02	Second Amendment to Amended and Restated Advisory Agreement among Highbridge Commodities FuturesAccess LLC, Merrill Lynch Alternative Investments LLC and Highbridge Capital Management LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHBRIDGE COMMODITIES FUTURESACCESS LLC

By: Merrill Lynch Alternative Investments LLC, its Manager

By:
Name:	Barbra E. Kocsis
Position:	Chief Financial Officer and Vice President

Date: January 17, 2013

HIGHBRIDGE COMMODITIES FUTURESACCESS LLC

FORM 8-K

INDEX TO EXHIBITS

Exhibit

Exhibit 10.01
Assignment and Assumption Agreement among Highbridge Commodities FuturesAccess Master Fund Ltd., Highbridge Commodities FuturesAccess LLC, Merrill Lynch Alternative Investments LLC and Highbridge Capital Management LLC.

Exhibit 10.02	Second Amendment to Amended and Restated Advisory Agreement among Highbridge Commodities FuturesAccess LLC, Merrill Lynch Alternative Investments LLC and Highbridge Capital Management LLC.